Variable Annuities Issued by Minnesota Life

Supplement dated June 6, 2023 to the following Prospectuses dated May 1, 2023:

•	Adjustable Income Annuity
•	MultiOption® Variable Annuities (Single, Flexible)
•	MultiOption® Classic Variable Annuity
•	MultiOption® Achiever Variable Annuity
•	Variable Fund D Annuity
•	MultiOption® Select Variable Annuity

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above-listed prospectuses.

Reinsurance and Change of Administrator

Effective April 1, 2022, Minnesota Life Insurance Company entered into an agreement with S.USA Life Insurance Company, part of Prosperity Life Insurance Group LLC (Prosperity), to reinsure and administer a block of annuity contracts that are no longer sold, which includes the above-listed annuity contracts. Commencing July 1, 2023, administration of these products will be handled by Prosperity’s vendor, EXL Service Technology Solutions LLC (EXL).

No terms, conditions, or benefits of your annuity contract or certificate have been changed. Your rights as an owner are not affected.

As part of this reinsurance and administration transaction, Minnesota Life will compensate Prosperity for the reinsurance and administration services provided by Prosperity and EXL. As a result, references in the above-listed prospectuses to services performed by Minnesota Life include services provided by Prosperity or EXL.

As part of the transfer of day-to-day contract administration to EXL, EXL will be responsible for handling and processing all requests related to your annuity contract including processing transfer requests, purchase payments, withdrawals, beneficiary changes, and death claims.

The contact information for submitting additional purchase payments, if allowed under your contract, requesting transfers or withdrawals, and all other service requests or inquiries is as follows:

Correspondence: For written requests and correspondence, the mailing address is:

Minnesota Life

Attn: Insurance Administration Services powered by EXL

123 Town Square PL

PMB 769

Jersey City, NJ 07310

F103795 06-2023

Telephone: For telephone inquiries and requests, EXL may be contacted at:

1-800-936-3838

All requests or inquiries, whether telephonic or in writing, must be submitted to EXL. Requests or inquiries transmitted to Minnesota Life Insurance Company’s Home Office after July 1, 2023, will be forwarded to EXL and will not be considered in good order until received by EXL and all other processing requirements are met.

Please retain this supplement for future reference.

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